UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 26, 2005
WFS Financial Inc
(Exact Name of Registrant as Specified in Charter)

California	33-93068	33-0291646

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
             23 Pasteur, Irvine, California 92618-3804
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (949) 727-1002
                                            Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On July 26, 2005, WFS Financial Inc issued a press release announcing its results of operations for the quarter ended June 30, 2005. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	List of documents filed as part of this report:

Exhibit 99.1 — WFS Financial Inc Press Release of July 26, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS FINANCIAL INC,
July 26, 2005	By:	/s/ Robert J. Costantino
Robert J. Costantino
Senior Executive Vice President, Chief Financial Officer and Chief Operations Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	WFS Financial Inc Press Release of July 26, 2005